Report - Financial Statements

T. Rowe Price Tax-Free High Yield Fund

August 31, 1996

Portfolio Highlights

Sector Diversification

                                    Percent of   Percent of
                                    Net Assets   Net Assets
                                       2/29/96      8/31/96

Hospital Revenue                           22%          20%
Housing Finance Revenue                     10           13
Industrial and Pollution Control Revenue    11           11
Nuclear Revenue                              9           10
Life Care/Nursing Home Revenue               8            7
Ground Transportation Revenue                7            7
General Obligation - Local                   5            6
Prerefunded Bonds                            4            5
Lease Revenue                                4            4
General Obligation - State                   2            3
Solid Waste Revenue                          4            3
Dedicated Tax Revenue                        3            3
Miscellaneous Revenue                        2            2
Electric Revenue                             3            2
Educational Revenue                          1            2
All Other                                    4            2
Other Assets Less Liabilities                1            -
Total                                     100%         100%

T. Rowe Price Tax-Free High Yield Fund
Unaudited

Financial Highlights          For a share outstanding throughout each period

           6 Months    Year
              Ended   Ended
            8/31/96 2/29/96  2/28/95  2/28/94 2/28/93  2/29/92

NET ASSET VALUE
Beginning of
period      $ 12.10  $11.62   $12.26   $12.33   $11.65   $11.40

Investment activities

 Net investment
 income        0.35    0.72     0.73     0.74    0.78     0.81
 Net realized
 and unrealized
 gain (loss) (0.26)    0.48   (0.60)     0.16    0.78     0.35
 Total from
 investment
 activities    0.09    1.20     0.13     0.90    1.56     1.16

Distributions
 Net investment
 income      (0.35)  (0.72)   (0.73)   (0.74)  (0.78)   (0.81)
 Net realized
 gain             -       -   (0.04)   (0.23)  (0.10)   (0.10)
 Total dis-
 tributions  (0.35)  (0.72)   (0.77)   (0.97)  (0.88)   (0.91)

NET ASSET VALUE
End of
period      $ 11.84  $12.10   $11.62   $12.26   $12.33   $11.65

Ratios/Supplemental Data

Total return      0.81%    10.62%     1.26%      7.49%    13.94%    10.56%

Ratio of expenses
to average
net assets       0.74%!     0.75%     0.79%      0.79%     0.81%     0.83%

Ratio of net
investment in-
come to average
net assets       5.85%!     6.07%     6.29%      5.95%     6.58%     7.01%

Portfolio turn-
over rate        44.5%!     39.3%     59.6%      59.3%     34.7%     51.0%

Net assets, end
of period (in
thousands)     $994,888  $989,534  $873,546   $941,295  $853,185  $623,877

!  Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Free High Yield Fund
Unaudited                                                    August 31, 1996

Statement of Net Assets                                      Par       Value
                                                               In thousands

ALABAMA  3.8%
Alexander Special Care Fac. Fin. Auth.,
   Russell Hosp. Corp.
       6.00%, 12/1/22                                 $    3,250  $    2,927
Baldwin County
   Eastern Shore Health Care Auth., Thomas Hosp.
      6.75%, 4/1/21                                        1,900       1,889
      8.50%, 4/1/16 (Prerefunded 4/1/01!)                  4,000       4,660
Courtland IDB, Solid Waste Disposal, Champion Int'l
       5.90%, 2/1/17                                       8,000       7,530
Marshall County Health Care Auth.
   Guntersville-Arab Medical Center
      7.00%, 10/1/13                                       2,100       2,138
      10.25%, 10/1/13 (Crossover Refunded)                 6,750       7,555
Mobile
   Capital Improvement Warrants, GO
      Zero Coupon, 2/15/18 (MBIA Insured)                  1,030         262
      Zero Coupon, 8/15/18 (MBIA Insured)                  4,550       1,116
      Zero Coupon, 2/15/19 (MBIA Insured)                    905         214
      Zero Coupon, 8/15/19 (MBIA Insured)                  4,675       1,069
      Zero Coupon, 2/15/20 (MBIA Insured)                    770         170
      Zero Coupon, 8/15/20 (MBIA Insured)                  4,810       1,025
Mobile Airport Auth., 8.875%, 10/1/15 *                    2,000       2,201
Mobile IDB, Mobile Energy Services, 6.95%, 1/1/20          1,400       1,458
Shelby County, GO
      7.40%, 8/1/07                                        2,000       2,184
      7.70%, 8/1/17                                        1,000       1,106
Total Alabama (Cost  $34,255)                                         37,504

ALASKA  0.5%
Alaska Housing Fin. Corp.,
      5.875%, 12/1/24 (MBIA Insured)                       5,000       4,869
Total Alaska (Cost  $4,859)                                            4,869

ARIZONA  0.4%
Scottsdale IDA
   Westminster Village
      10.00%, 6/1/07 (Prerefunded 6/1/97!)                 1,175       1,261
      10.00%, 6/1/17 (Prerefunded 6/1/97!)                   750         804
Tempe IDA, Friendship Village of Tempe,
      6.75%, 12/1/13                                  $    1,950  $    1,921
Total Arizona (Cost  $3,750)                                           3,986

ARKANSAS  0.3%
Independence County, PCR, Mississippi Power and Light
      7.625% ,7/1/12                                       3,000       3,151
Total Arkansas (Cost  $3,000)                                          3,151

CALIFORNIA  6.1%
California Housing Fin. Auth., Home Mortgage
       6.15%, 8/1/25 (MBIA Insured) *                      3,500       3,439
California HFFA, Daughters of Charity Health Systems
    (St. Francis Medical Center), 5.75%, 10/1/23
       (Escrowed to Maturity)                              6,515       6,427
Foothill / Eastern Transportation Corridor Agency
   California Toll Road
      Zero Coupon, 1/1/15                                  2,500         731
      Zero Coupon, 1/1/17                                 12,265       3,130
      Zero Coupon, 1/1/19                                 10,000       2,217
      Zero Coupon, 1/1/25                                  8,000       1,161
      Zero Coupon, 1/1/26                                 20,000       2,710
      Zero Coupon, 1/1/28                                 10,000       1,183
      Zero Coupon, 1/1/30                                 25,000       2,563
      5.00%, 1/1/35                                        4,000       3,222
Fresno Joint Powers Fin. Auth., 6.55%, 9/2/12              3,000       3,057
Inglewood Redev. Agency, Century Redev.,
      6.125%, 7/1/23                                       3,440       3,289
Los Angeles County, Marina del Rey, COP, 6.50%, 7/1/08     3,250       3,267
Oakland, COP, VRDN (Currently 3.75%)                       2,915       2,915
San Joaquin Hills Transportation Corridor Agency
   Toll Road
      Zero Coupon, 1/1/10                                  5,000       1,873
      Zero Coupon, 1/1/28                                 15,675       1,473
      6.75%, 1/1/32                                        4,000       4,086
      7.00%, 1/1/30                                        5,850       6,089
San Jose Redev. Agency, Tax Allocation
       5.25%, 8/1/16 (MBIA Insured)                        4,000       3,729
Southern California Public Power Auth., 6.00%, 7/1/12      3,800       3,816
Total California (Cost  $58,342)                                      60,377

COLORADO  3.9%
Arapahoe County
   Capital Improvement Public Highway
      Zero Coupon, 8/31/09                            $   10,000  $    4,188
      Zero Coupon, 8/31/15                                10,000       2,601
      7.00%, 8/31/26                                       5,000       5,249
Boulder County, Longmont United Hosp.
       8.20%, 12/1/20
       (Prerefunded 12/1/00!)                              1,540       1,757
Boulder County, IDR
   Boulder Medical Center
      8.625%, 1/1/07 *                                       820         841
      8.75%, 1/1/12 *                                      1,205       1,237
      8.875%, 1/1/17 *                                     1,190       1,222
Colorado Housing Fin. Auth.
      8.65%, 8/1/03                                          815         845
      8.70%, 11/1/04 *                                     1,395       1,448
      9.00%, 8/1/03                                          785         810
      9.40%, 8/1/03 *                                        655         678
      9.60%, 8/1/01 *                                        500         523
Denver City and County, Airport System, United Air Lines
       6.875%, 10/1/32 *                                  12,200      12,381
El Paso County, School Dist. No. 20,
      GO, 6.35%, 12/15/06                                  3,000       3,247
Westminster, Special Improvement Dist., 9.25%, 12/1/03
       (Prerefunded 12/1/96!)                              1,475       1,509
Total Colorado (Cost  $36,335)                                        38,536

DELAWARE  1.2%
Delaware Economic Dev. Auth.
   Delmarva Power and Light
       7.15%, 7/1/18 (FGIC Insured)                        2,500       2,768
   Peninsula United Methodist Homes
       8.50%, 5/1/22                                       2,500       2,654
Delaware HFA, Beebe Medical Center, 6.75%, 6/1/14          3,975       4,003
Wilmington Osteopathic Hosp. Assoc. of Delaware
    Riverside Hosp., 10.20%, 10/1/18
       (Prerefunded 10/1/98!)                              2,000       2,255
Total Delaware (Cost  $10,856)                                        11,680

DISTRICT OF COLUMBIA  1.5%
Dist. of Columbia
   American Geophysical Union, 5.875%, 9/1/23         $    1,750  $    1,526
   American Univ., VRDN (Currently 3.55%)                  7,550       7,550
   Medlantic Health Care
       5.75%, 8/15/26 (MBIA Insured)                       6,000       5,725
Total District of Columbia (Cost  $14,987)                            14,801

FLORIDA  3.3%
Brevard County Tourist Dev.,
   Florida Marlins Spring Training Fac.
       6.875%, 3/1/13                                      1,520       1,590
Broward County Resource Recovery
   Broward Waste Energy, L.P. North
       7.95%, 12/1/08                                      4,675       5,148
   Broward Waste Energy, L.P. South
       7.95%, 12/1/08                                      4,750       5,231
Charlotte County, IDR, Beverly Enterprises,
      10.00%, 6/1/11                                         910       1,022
Collier County IDA, Beverly Enterprises,
      10.75%, 3/1/03                                       2,035       2,298
Dade County, Zero Coupon, 2/1/12 (MBIA Insured)           14,715       6,030
Escambia County, IDR, Beverly Enterprises,
      9.80%, 6/1/11                                          465         514
Hernando County, IDR, Beverly Enterprises,
      10.00%, 9/1/11                                         870         980
Jacksonville, IDR, Beverly Enterprises,
      9.75%, 10/1/11                                         900         984
Leon County, IDR, Beverly Enterprises,
      9.80%, 6/1/11                                          455         503
Manatee County Housing Fin. Auth.,
   Capital Appreciation
       Zero Coupon, 10/1/15                                5,695         778
Orange County IDA, Beverly Enterprises,
      9.25%, 8/1/10                                          445         487
Santa Rosa County HFA, Gulf Breeze Hosp.,
      8.60%, 10/1/02                                         890         952
St. John's County IDA, Vicar's Landing,
      6.75%, 2/15/12                                       4,000       3,893
Venice Health Care, Bon Secours Health Systems
       5.625%, 8/15/26 (MBIA Insured)                      3,000       2,872
Total Florida (Cost  $31,860)                                         33,282

GEORGIA  1.5%
Georgia Municipal Electric Auth., 6.25%, 1/1/17            4,000       4,140
Monroe County, PCR, Gulf Power, VRDN (Currently 4.00%)     1,400       1,400
Rockdale County Dev. Auth.
   Solid Waste Disposal, Visy Paper
      7.40%, 1/1/16 *                                 $    4,500  $    4,554
      7.50%, 1/1/26 *                                      4,400       4,468
Total Georgia (Cost  $14,672)                                         14,562

HAWAII  0.4%
Hawaii Dept. of Budget and Finance, Kapi'olani Health
    Obligated Group, 6.25%, 7/1/21                         4,000       4,036
Total Hawaii (Cost  $4,000)                                            4,036

IDAHO  1.0%
Gem County, PCR, Boise Cascade, Floating Rate
       (Currently 5.445%), 1/5/97                            167         167
Idaho HFA
   Single Family
      6.30%, 1/1/24 *                                      5,000       5,003
      7.80%, 1/1/23 *                                      1,995       2,088
Idaho Student Loan Marketing Assoc., 6.70%, 10/1/07 *      2,500       2,566
Total Idaho (Cost  $9,650)                                             9,824

ILLINOIS  5.8%
Aurora, Dreyer Medical Clinic, 8.75%, 7/1/14               4,385       4,983
Chicago, GO
      6.25%, 1/1/15 (AMBAC Insured)                        3,500       3,676
      5.125%, 1/1/16 (FGIC Insured)                        7,685       6,949
Chicago-O'Hare Int'l. Airport
   American Airlines, 7.875%, 11/1/25 *                    2,500       2,676
   Special Fac., United Airlines, Inc., 8.20%, 5/1/18      2,000       2,168
Illinois, GO, 5.125%, 12/1/17 (FGIC Insured)               3,750       3,396
Illinois EFA, Art Institute of Chicago,
      VRDN (Currently 3.55%)                               1,000       1,000
Illinois HFA
   Community Hosp. of Ottawa, 6.85%, 8/15/24               3,775       3,789
   Covenant Retirement Community, 7.60%, 12/1/12           2,665       2,796
   Glen Oaks Medical Center, 9.50%, 11/15/15               2,175       2,472
   Hinsdale Health System, 9.00%, 11/15/15                 4,770       5,334
   Holy Cross Hosp., 6.75%, 3/1/24                    $    4,000  $    3,977
   Memorial Hosp., 7.25%, 5/1/22                           9,500       9,764
Robbins Village, Resource Recovery, 9.25%, 10/15/14 *      2,550       2,544
Southwestern Illinois Dev. Auth., Anderson Hosp.
      7.00%, 8/15/22                                       2,500       2,529
Total Illinois (Cost  $56,098)                                        58,053

INDIANA  1.3%
Hammond, Sewage and Solid Waste Disposal, American Maize
   Products, 8.00%, 12/1/24 *                              4,000       4,410
Indianapolis Airport Auth., Federal Express,
      7.10%, 1/15/17 *                                     8,000       8,423
Total Indiana (Cost  $12,419)                                         12,833

KENTUCKY  3.3%
Florence Housing Fac., Bluegrass RHF Housing,
      9.50%, 7/1/17
      (Mandatory Tender 7/1/97!)                           1,870       1,904
Jefferson County, Louisville Gas and Electric,
      7.45%, 6/15/15                                       4,250       4,639
Jefferson County HFA, Beverly Enterprises,
      9.75%, 8/1/07                                          830         905
Kenton County Airport Board
   Delta Airlines
      6.125%, 2/1/22 *                                     6,000       5,740
      7.50%, 2/1/12 *                                      3,600       3,831
      7.50%, 2/1/20 *                                      5,250       5,587
Kentucky Economic Dev. Fin. Auth.
   Sisters of Charity of Nazareth
      VRDN (Currently 3.85%)                               6,600       6,600
   St. Claire Medical Center, 7.125%, 9/1/21
      (Prerefunded 9/1/01!)                                3,600       3,990
Total Kentucky (Cost  $31,251)                                        33,196

LOUISIANA  3.6%
Lake Charles Harbor and Terminal Dist., Panhandle
   Eastern Corp., 7.75%, 8/15/22                           5,000       5,590
Louisiana Offshore Terminal Auth., LOOP, 7.60%, 9/1/10     8,500       9,256
Louisiana PFA
   IDR, Beverly Enterprises, 8.25%, 9/1/08                 1,335       1,430
   St. James Place of Baton Rouge, 10.00%, 11/1/21         4,500       4,985
Plaquemines Parish IDB, PCR, AMAX Inc.,
      7.25%, 10/1/09                                  $    1,280  $    1,281
Saint Charles Parish, Louisiana Power and Light
      8.00%, 12/1/14                                       8,000       8,701
West Feliciana Parish, PCR, Gulf States Utilities
      8.00%, 12/1/24                                       4,000       4,251
Total Louisiana (Cost  $33,127)                                       35,494

MAINE  1.0%
Maine HHEFA, Waterville Osteopathic Hosp., 9.875%, 7/1/13
      (Prerefunded 7/1/97!)                                4,185       4,506
Maine Housing Auth., Mortgage Purchase, 6.45%, 11/15/26
      (AMBAC Insured) *                                    5,000       5,024
Total Maine (Cost  $9,261)                                             9,530

MARYLAND  3.7%
Baltimore County
   Golf Systems, VRDN (Currently 3.55%)                    6,000       6,000
   Stella Maris, 7.50%, 3/1/21                             1,000       1,053
Berlin, Atlantic General Hosp., 8.375%, 6/1/22             1,935       2,027
Gaithersburg Economic Auth., Asbury Methodist Home
      7.85%, 1/1/20 (Prerefunded 1/1/00!)                  2,000       2,239
Maryland CDA
   Single Family
      Zero Coupon, 4/1/29 *                               25,695       1,954
      7.25%, 4/1/19                                        2,500       2,615
Maryland HHEFA
   Doctor's Community Hosp., 5.50%, 7/1/24                 3,000       2,582
   Loyola College, VRDN (Currently 3.65%)                  2,400       2,400
   Union Hosp. of Cecil County, 6.70%, 7/1/22              2,725       2,729
Maryland Ind. Dev. Fin. Auth.
   Associated Catholic Charities, 9.00%, 1/1/10            1,525       1,666
   Economic Dev., American Association of
      Blood Banks, 7.25%, 8/1/13                           2,700       2,762
   Economic Dev., Georgetown Bakery Management
      Corp. Fac., 9.25%, 9/1/04 *                          1,365       1,464
Maryland-National Capital Park and Planning Commission,
   Little Bennett Golf Fac., 8.25%, 10/1/11                2,265       2,449
Montgomery County Housing Opportunities Commission
   Multifamily, Strathmore Court at White Flint
      8.75%, 7/1/27                                   $    2,000  $    2,057
   Single Family
      6.10%, 7/1/27                                        1,975       1,956
      7.50%, 7/1/17                                          685         721
Total Maryland (Cost  $35,232)                                        36,674

MASSACHUSETTS  2.7%
Massachusetts, GO, 7.50%, 6/1/04                           2,750       3,172
Massachusetts Bay Transportation Auth.
   General Transportation, GO
      7.00%, 3/1/19                                        2,500       2,871
      7.00%, 3/1/21                                        2,000       2,300
Massachusetts HEFA
   Melrose Wakefield Health Care, 6.00%, 7/1/12            1,650       1,612
   New England Deaconess Hosp., 7.20%, 4/1/22              3,535       3,761
Massachusetts Housing Fin. Agency
      6.375%, 4/1/21                                       1,950       1,956
   Single Family, 6.35%, 6/1/17                            1,750       1,786
Massachusetts Ind. Fin. Agency, Nevins Home,
      7.875%, 7/1/23                                       5,400       5,498
Massachusetts Turnpike Auth., 5.00%, 1/1/20                4,500       3,928
Total Massachusetts (Cost  $25,728)                                   26,884

MICHIGAN  3.6%
Dickinson County, Economic Dev., Champion Int'l
      5.85%, 10/1/18                                       4,000       3,752
Meridian Economic Dev. Corp., Burcham Hills Retirement
   Center III, 9.625%, 7/1/19 (Prerefunded 7/1/97!)        2,790       2,996
Michigan HDA
      6.20%, 6/1/27 *                                      5,000       4,925
      6.50%, 12/1/17                                       3,520       3,619
      7.75%, 12/1/19 *                                       950         963
Michigan Hosp. Fin. Auth.
   Bay Medical Center, 8.25%, 7/1/12                       2,000       2,133
   Pontiac Osteopathic Hosp., 6.00%, 2/1/24                4,000       3,664
   Saratoga Community Hosp., 8.75%, 6/1/10                 3,900       4,085
   Sisters of Mercy Health Corp., 7.50%, 2/15/18
      (Prerefunded 2/15/01!)                          $    1,650  $    1,841
Royal Oak Hosp. Fin. Auth.
   William Beaumont Hosp.
      5.50%, 1/1/17                                        5,000       4,764
      5.50%, 1/1/18                                        3,425       3,244
Total Michigan (Cost  $34,456)                                        35,986

MINNESOTA  0.3%
Minnesota Housing Fin. Agency
   Single Family
      6.70%, 1/1/18                                        1,990       2,072
      9.00%, 8/1/18 *                                      1,000       1,040
Total Minnesota (Cost  $3,014)                                         3,112

MISSISSIPPI  2.0%
Adams County, Jefferson Davis Memorial Hosp.
      8.00%, 10/1/16                                       3,805       4,081
Claiborne County, PCR
   Systems Energy Resources
      7.30%, 5/1/25                                        1,100       1,133
      9.50%, 12/1/13                                       2,000       2,221
      9.875%, 12/1/14                                      7,800       8,722
Mississippi Home Corp., Single Family, 9.25%, 3/1/12
      (FGIC Insured)                                         265         285
Mississippi Hosp. Equipment and Fac. Auth., Magnolia Hosp.
      7.375%, 10/1/21                                      3,000       2,962
Total Mississippi (Cost  $18,610)                                     19,404

MISSOURI  1.7%
Hannibal IDA, Hannibal Medical Center, 9.50%, 3/1/22
      (Prerefunded 9/1/01!)                                4,000       4,977
Joplin IDA, Tri-State Osteopathic Hosp. Assoc.
      8.25%, 12/15/14                                      1,180       1,254
Lees Summit IDA, John Knox Village, 7.125%, 8/15/12        1,500       1,572
Missouri HEFA
   Bethesda Health Group, 7.50%, 8/15/12              $    1,250  $    1,257
   Still Regional Medical Center, 7.70%, 2/1/13            4,250       4,488
Ray County, Ray County Memorial Hosp.,
      9.625%, 11/15/13                                     3,200       3,461
Total Missouri (Cost  $15,292)                                        17,009

MONTANA  0.4%
Montana Board of Housing
   Subordinate Lien
      7.85%, 10/1/04 (FHA Guaranteed)                        755         791
      8.40%, 10/1/03*                                        720         743
      8.50%, 10/1/02                                         620         643
      8.525%, 10/1/02 (FHA Guaranteed)                       585         604
      8.95%, 10/1/02*                                        655         678
      9.20%, 10/1/01*                                        445         459
Total Montana (Cost  $3,780)                                           3,918

NEBRASKA  1.9%
Douglas County Hosp. Auth., Immanuel Medical Center
      7.00%, 9/1/21 (AMBAC Insured)                        5,500       5,968
Nebraska Investment Fin. Auth.
   Single Family
      6.45%, 3/1/28 * (GNMA Guaranteed)                    5,000       5,033
      Residual Interest Bond/Inverse Floater
      (Currently 11.377%), 3/15/22
      (GNMA Guaranteed) *                                    665         727
      Residual Interest Bond/Inverse Floater
      (Currently 11.415%), 9/10/30
      (GNMA Guaranteed)                                    1,600       1,772
Nebraska Public Power Dist., Electric, 5.25%, 1/1/22
      (MBIA Insured)                                       6,000       5,534
Total Nebraska (Cost  $18,237)                                        19,034

NEVADA  1.4%
Clark County, IDR
   Southwest Gas
      6.50%, 12/1/33 *                                $    3,000  $    2,906
      7.30%, 9/1/27                                        3,000       3,170
      7.50%, 9/1/32 *                                      5,000       5,303
Nevada Housing Division
   Sub Lien
      9.35%, 10/1/02                                         395         404
      9.375%, 10/1/00 *                                      335         347
      9.65%, 10/1/02 *                                       615         645
      9.45%, 10/1/03 (FGIC Insured) *                        660         685
Total Nevada (Cost  $12,864)                                          13,460

NEW HAMPSHIRE  0.4%
New Hampshire HHEFA, Catholic Medical Center
      8.25%, 7/1/13                                        2,000       2,141
New Hampshire Housing Fin. Auth., 8.625%, 7/1/13 *         1,850       1,926
Total New Hampshire (Cost  $3,878)                                     4,067

NEW JERSEY  1.7%
New Jersey Economic Dev. Auth.
   Holt Hauling and Warehouse System
      9.75%, 12/15/16 *                                    1,000       1,044
      10.25%, 9/15/14                                        500         523
   Keswick Pines, 8.75%, 1/1/24                            6,000       6,249
New Jersey HFFA, Raritan Bay Medical Center,
      7.25%, 7/1/27                                        3,690       3,737
New Jersey Sports and Exposition Auth.,
   Monmouth Park
      8.00%, 1/1/25                                        5,250       5,684
Total New Jersey (Cost  $16,065)                                      17,237

NEW YORK  10.3%
Babylon IDA
   Babylon Community Waste Management
      7.875%, 7/1/06 (Prerefunded 7/1/99!)                 1,000       1,111
   Ogden Martin Systems, 8.50%, 1/1/19
      (Prerefunded 7/1/98!)                           $    1,015  $    1,120
Dormitory Auth. of the State of New York
   City Univ.
      5.625%, 7/1/16                                       3,100       2,918
      6.00%, 7/1/14                                        2,730       2,695
   State Univ. Ed. Fac.
      5.25%, 5/15/13                                       5,000       4,543
      5.25%, 5/15/19                                       5,000       4,442
      5.875%, 5/15/17                                      3,000       2,900
Metropolitan Transportation Auth.
   Service Contract
      5.50%, 7/1/17                                        4,000       3,692
      7.125%, 7/1/09                                       4,000       4,322
New York City
      GO, 5.875%, 2/1/16                                   1,000         934
      GO, 5.875%, 8/15/16                                  2,435       2,274
      GO, 6.00%, 8/1/06                                    2,000       1,982
      GO, 6.00%, 2/15/16                                   6,000       5,684
      GO, 6.00%, 2/1/22                                    2,000       1,867
      GO, 6.00%, 2/15/25                                   7,500       6,980
      GO, 6.20%, 8/1/07                                    5,000       4,988
      GO, 6.25%, 2/15/07                                   5,500       5,508
      GO, 6.25%, 8/1/09                                    7,000       6,957
      GO, 7.625%, 2/1/15                                   2,810       3,115
      GO, 7.625%, 2/1/15 (Prerefunded 1/2/02!)               190         217
      GO, 7.75%, 8/15/15                                     155         172
      GO, 7.75%, 8/15/15 (Prerefunded 8/15/01!)            2,345       2,688
New York City Housing Dev. Corp., Multi-Family Housing
      5.50%, 11/1/09                                       3,600       3,550
New York City IDA, Solid Waste Disposal, Visy Paper
      7.95%, 1/1/28 *                                      2,000       2,093
New York City Municipal Water Fin. Auth., Water and Sewer
      5.50%, 6/15/23                                       5,000       4,582
New York State Energy Research and Dev. Auth.
   Electric Fac., Long Island Lighting
      6.90%, 8/1/22 *                                      2,500       2,454
      7.15%, 6/1/20 *                                      8,000       8,014
New York State Mortgage Agency
   Homeowner Mortgage
      Zero Coupon, 4/1/20                             $   11,800  $    1,878
      6.45%, 10/1/17                                       2,400       2,457
      7.50%, 4/1/26 *                                      3,000       3,211
New York State Urban Dev. Corp.,
      State Fac., 5.60%, 4/1/15                            3,000       2,822
Total New York (Cost  $99,846)                                       102,170

NORTH CAROLINA  0.3%
North Carolina Medical Care Commission
   Stanly Memorial Hosp., 7.80%, 10/1/19
      (Prerefunded 10/1/99!)                               1,000       1,112
   Valdese General Hosp., 8.75%, 10/1/16                   2,075       2,364
Total North Carolina (Cost  $3,043)                                    3,476

OHIO  4.1%
Cambridge, Guernsey Memorial Hosp., 8.00%, 12/1/11         1,500       1,597
Cleveland Parking Fac., 8.10%, 9/15/22                    10,000      11,921
Dayton, Special Fac., Emery Air Freight Corp.,
      6.05%, 10/1/09                                       2,500       2,490
Fairfield Economic Dev. Auth., Beverly Enterprises
      8.50%, 1/1/03                                        2,060       2,198
Marion County Health Care Fac., United Church Homes
      8.875%, 12/1/12 (Prerefunded 12/1/99!)               3,225       3,702
Middleburg Heights, Southwest General Hosp.,
      7.20%, 8/15/19
      (Prerefunded 8/15/01!)                               2,000       2,241
Ohio Air Quality Dev. Auth., PCR, Toledo Edison
      8.00%, 5/15/19                                       2,750       2,816
Ohio Housing Fin. Agency, Single Family, Residual Interest
   Bond/Inverse Floater (Currently 9.925%), 3/31/31
      (GNMA Guaranteed) *                                    740         779
Ohio Water Dev. Auth., PCR
   Cleveland Electric
      9.75%, 11/1/22 *                                     2,000       2,071
      7.70%, 8/1/25                                        2,800       2,837
   Toledo Edison
      7.55%, 6/1/23                                        4,500       4,506
      8.00%, 10/1/23*                                      3,700       3,788
Total Ohio (Cost  $37,951)                                            40,946

OKLAHOMA  2.3%
Jackson County Memorial Hosp. Auth., Jackson County
   Memorial Hosp., 7.30%, 8/1/15                      $    4,300  $    4,129
LeFlore County Hosp. Auth., Eastern Oklahoma Medical
   Center, 9.40%, 5/1/06                                   2,000       2,148
Oklahoma County IDA, Epworth Villa, 10.25%, 4/1/19         2,935       3,195
Tulsa Municipal Airport
   American Airlines
      7.375%, 12/1/20 *                                    2,000       2,104
      7.60%, 12/1/30 *                                     5,240       5,581
Washington County Medical Auth.,
   Jane Phillips Episcopal Hosp.,
      8.50%, 11/1/10                                       5,200       5,614
Total Oklahoma (Cost  $21,689)                                        22,771

OREGON  0.2%
Western Generation Agency, Wauna Cogeneration
      7.25%, 1/1/09 *                                      2,000       2,070
Total Oregon (Cost  $1,992)                                            2,070

PENNSYLVANIA  3.7%
Allegheny County Hosp. Dev. Auth., Rehabilitation Institute
   of Pittsburgh, 7.00%, 6/1/22                            2,000       2,023
Beaver County IDA, PCR
   Cleveland Electric, 7.625%, 5/1/25                      4,300       4,347
   Toledo Edison, 7.75%, 5/1/20                            2,000       2,041
Berks County IDA, Lutheran Home at Topton,
      6.875%, 1/1/23                                       5,000       4,897
Blair County Hosp. Auth., Mercy Hosp., 8.125%, 2/1/14      2,700       2,849
Clarion IDA Health Fac., Beverly Enterprises,
      10.125%, 5/1/07                                        830         908
Greene County IDA, Greene Health Care Assoc., Beverly
   Enterprises, 6.875%, 3/1/13                             2,430       2,427
Montgomery County Higher Ed. and Health Auth.
   Brittany Pointe, 8.50%, 1/1/22                          2,500       2,658
   Redeemer Long Term Care and Elder Services
      8.00%, 6/1/22                                        5,755       5,929
      8.20%, 6/1/06                                          880         924
Pennsylvania HEFA
   Carnegie Mellon Univ., VRDN (Currently 3.75%) $ 4,200 $ 4,200 Medical College of Pennsylvania, 8.375%, 3/1/11
      (Prerefunded 3/1/99!)                                2,200       2,439
Pennsylvania Housing Fac. Auth.,
   Residual Interest Bond/Inverse
   Floater (Currently 10.086%), 10/1/23 *                  1,500       1,596
Total Pennsylvania (Cost  $36,068)                                    37,238

PUERTO RICO  0.8%
Puerto Rico Commonwealth
      5.50%, 7/1/15                                        3,000       2,884
   Infrastructure Fin. Auth., 7.50%, 7/1/09                2,365       2,532
Puerto Rico Highway and Transportation Auth.,
      5.50%, 7/1/15                                        3,000       2,884
Total Puerto Rico (Cost  $8,064)                                       8,300

RHODE ISLAND  1.3%
Rhode Island Health and Ed. Building Corp., Rhode Island Hosp.
      Residual Interest Bond/Inverse Floater
      (Currently 9.867%), 8/15/21
      (FGIC Insured)                                       1,000       1,128
Rhode Island Housing and Mortgage Fin. Corp.
      8.05%, 4/1/22 *                                      5,000       5,222
      Residual Interest Bond/Inverse Floater
      (Currently 10.291%), 4/1/24 *                        1,000       1,063
   Homeownership Opportunity, 6.70%, 10/1/14               5,000       5,200
Total Rhode Island (Cost  $11,975)                                    12,613

SOUTH DAKOTA  0.7%
South Dakota Building Auth., 7.50%, 12/1/16                4,400       4,527
South Dakota HDA, Homeownership, 6.65%, 5/1/14             2,500       2,593
Total South Dakota (Cost  $6,963)                                      7,120

TENNESSEE  1.5%
Chattanooga and Hamilton County Hosp. Auth.,
   Erlanger Medical
   Center, VRDN (Currently 3.85%)                          3,400       3,400
Metropolitan Gov't. of Nashville and Davidson Counties,
   Water and Sewer,
      Zero Coupon, 1/1/12 (FGIC Insured)              $    8,750  $    9,174
Tennessee Housing Dev. Agency, 7.625%, 7/1/22 *            1,900       1,987
Total Tennessee (Cost  $14,623)                                       14,561

TEXAS  7.3%
Alliance Airport Auth., American Airlines,
      7.00%, 12/1/11                                       3,000       3,218
Bell County Health Fac. Dev. Corp.,
   King's Daughter Hosp
      9.25%, 7/1/08                                        3,155       3,465
Brazos River Auth., Houston Lighting and Power
      6.375%, 4/1/12 (MBIA Insured)                       10,000      10,551
Denison Hosp. Auth., Texoma Medical Center,
      7.10%, 8/15/24                                       3,650       3,733
Gainesville IDC, GTE Valenite Corp., 8.90%, 5/15/11 *      3,170       3,422
Gulf Coast Waste Disposal Auth.,
   Houston Lighting and Power
      Floating Rate (Currently 4.95%), 6/1/98              5,000       5,000
Harris County, Toll Road,
      6.375%, 8/15/24 (MBIA Insured)                       2,500       2,598
Harris County Health Fac. Dev. Corp.
   Memorial Hosp., 7.125%, 6/1/15                          5,000       5,336
   Methodist Hosp., VRDN (Currently 3.75%)                 1,500       1,500
   St. Luke's Episcopal Hosp
      VRDN (Currently 3.75%)                               4,300       4,300
   Texas Medical Center, 7.375%, 5/15/20
      (MBIA Insured)                                       2,350       2,570
Matagorda County Navigation Dist., PCR,
   Central Power and Light
      7.50%, 12/15/14                                      2,000       2,201
Paris Health Fac. Dev. Corp., McCuistion Regional Medical
   Center, 7.60%, 2/1/12                                   4,500       4,740
San Antonio Electric and Gas
      Zero Coupon, 2/1/10 (FGIC Insured)                   5,000       2,321
Texas
      GO, TRAN, 4.75%, 8/29/97                            10,000      10,080
   Veterans Housing Assistance, GO, 6.25%, 12/1/15         2,410       2,433
Tomball Hosp. Auth., Tomball Regional Hosp.,
      6.10%, 7/1/08                                        5,000       4,939
Total Texas (Cost  $68,891)                                           72,407

UTAH  1.3%
Davis County, Solid Waste Management and Energy Recovery
    Special Service Dist., 6.125%, 6/15/09                 2,000       1,914
Intermountain Power Agency
      5.25%, 7/1/14                                   $    1,000  $      939
      5.75%, 7/1/19**                                      4,000       3,738
Utah Housing Fin. Agency
   Sub Lien
      6.25%, 7/1/05                                          610         643
      7.50%, 7/1/05                                          850         893
      7.60%, 7/1/05                                          855         898
      7.75%, 7/1/05                                          875         919
      7.75%, 1/1/23 *                                        365         382
      8.40%, 7/1/08 *                                        185         189
      8.55%, 7/1/04                                          330         339
      8.65%, 7/1/04                                          660         679
      8.70%, 7/1/01                                          175         179
      9.00%, 1/1/19 *                                        505         518
      9.25%, 7/1/01                                          230         240
      9.30%, 7/1/00 *                                         65          67
      9.60%, 7/1/02 *                                         50          51
      9.75%, 7/1/02                                           80          82
      9.85%, 7/1/02 *                                        180         184
      9.875%, 1/1/99 *                                        70          73
      10.50%, 1/1/99 *                                        70          71
      10.625%, 7/1/99 *                                       55          55
Total Utah (Cost  $12,945)                                            13,053

VERMONT  0.1%
Vermont Ed. and Health Buildings Fin. Agency,
   Medical Center Hosp. of Vermont,
      7.45%, 9/1/23 (FGIC Insured)                         1,400       1,455
Total Vermont (Cost  $1,400)                                           1,455

VIRGINIA  1.8%
Chesapeake Bay Bridge and Tunnel Commission
       5.00%, 7/1/22 (MBIA Insured)                        5,920       5,275
Henrico County IDA,
   Bon Secours Health System (Maryview Hosp.)
       7.50%, 9/1/11                                       1,730       1,935
Norfolk Port and Ind. Auth., Henson Aviation,
      9.625%, 8/1/12 *                                       860         960
Virginia HDA
      Zero Coupon, 7/1/29 *                                  830          70
      7.10%, 1/1/22                                   $    4,000  $    4,243
      7.10%, 1/1/25                                        5,000       5,289
Total Virginia (Cost  $16,981)                                        17,772

WASHINGTON  1.3%
Washington, GO, 5.70%, 10/1/15                             7,500       7,405
Washington Public Power Supply System
      Zero Coupon, 7/1/14                                  6,400       2,158
      6.30%, 7/1/12                                        2,000       2,094
      7.25%, 7/1/09                                        1,000       1,138
Total Washington (Cost  $12,257)                                      12,795

WEST VIRGINIA  0.8%
West Virginia Hosp. Fin. Auth.
   Charleston Area Medical Center, 5.75%, 9/1/13
      (MBIA Insured)                                       5,750       5,768
   West Virginia Univ. Hosp., Residual Interest
      Bond/Inverse Floater (Currently 9.16%)
      1/1/18 (MBIA Insured)                                2,000       1,997
Total West Virginia (Cost  $7,642)                                     7,765

WISCONSIN  1.8%
Wisconsin HEFA, National Regency Of New Berlin
      8.00%, 8/15/25                                       6,000       5,644
Wisconsin HFA, Villa Clement, 8.75%, 6/1/12                1,500       1,503
Wisconsin Housing and Economic Dev. Auth.
      7.75%, 9/1/17                                        4,045       4,164
      8.00%, 3/1/21 *                                      1,935       1,983
   Homeownership, 6.45%, 9/1/27 *                          5,000       5,033
Total Wisconsin (Cost  $18,282)                                       18,327

WYOMING  1.2%
Sweetwater County, Solid Waste Disposal, FMC Corp.
      6.90%, 9/1/24*                                       5,000       5,169
Sweetwater County, PCR, Idaho Power,
      VRDN (Currently 3.85%)                               3,600       3,600
Wyoming CDA, Single Family, 6.70%, 6/1/17                  3,320       3,438
Total Wyoming (Cost  $11,402)                                         12,207

Total Investments in Securities
99.5% of Net Assets (Cost  $947,892)                              $  989,545

Other Assets Less Liabilities                                          5,343

NET ASSETS                                                        $  994,888

Net Assets Consist of:
Accumulated net investment income - net of distributions          $       58
Accumulated net realized gain/loss - net of distributions           (15,232)
Net unrealized gain (loss)                                            41,653
Paid-in-capital applicable to 83,999,946 shares of $0.01 par
value capital stock outstanding; 1,000,000,000 shares authorized     968,409

NET ASSETS                                                        $  994,888

NET ASSET VALUE PER SHARE                                         $    11.84

    *  Interest subject to alternative minimum tax
   **  When-issued security
    !  Used in determining portfolio maturity
AMBAC  AMBAC Indemnity Corp.
  CDA  Community Development Administration
  COP  Certificates of Participation
  EFA  Educational Facility Authority
 FGIC  Financial Guaranty Insurance Company
  FHA  Federal Housing Authority
 GNMA  Government National Mortgage Association
   GO  General Obligation
  HDA  Housing Development Authority
 HEFA  Health & Educational Facility Authority
  HFA  Health Facility Authority
 HFFA  Health Facility Financing Authority
HHEFA  Health & Higher Educational Facility Authority
  IDA  Industrial Development Authority
  IDB  Industrial Development Bond
  IDC  Industrial Development Corp.
  IDR  Industrial Development Revenue
 MBIA  Municipal Bond Investors Assurance Corp.
  PCR  Pollution Control Revenue
  PFA  Public Finance Agency
 TRAN  Tax Revenue Anticipation Note
 VRDN  Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Free High Yield Fund
Unaudited

Statement of Operations
In thousands

                                                        6 Months
                                                           Ended
                                                         8/31/96

Investment Income
Interest Income                                       $   32,583

Expenses
   Investment management                                   3,114
   Shareholder servicing                                     367
   Custody and accounting                                    124
   Registration                                               31
   Prospectus and shareholder reports                         13
   Legal and audit                                            13
   Directors                                                   6
   Miscellaneous                                              12
   Total expenses                                          3,680
Net investment income                                     28,903

Realized and Unrealized Gain/Loss
Net realized gain (loss) on
   Securities                                            (3,741)
   Futures                                                   196
   Net realized gain (loss)                              (3,545)
   Change in net unrealized gain or loss on securities  (17,625)
Net realized and unrealized gain (loss)                 (21,170)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                $    7,733

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Free High Yield Fund
Unaudited

Statement of Changes in Net Assets
In thousands

                                                        6 Months        Year
                                                           Ended       Ended
                                                         8/31/96     2/29/96

Increase (Decrease) in Net Assets
Operations
   Net investment income                              $   28,903  $   56,650
   Net realized gain (loss)                              (3,545)       5,145
   Change in net unrealized gain or loss                (17,625)      32,000
   Increase (decrease) in net assets from operations       7,733      93,795

Distributions to shareholders
   Net investment income                                (28,896)    (56,650)

Capital share transactions*
   Shares sold                                           126,008     261,013
   Distributions reinvested                               20,094      39,048
   Shares redeemed                                     (119,585)   (221,218)
   Increase (decrease) in net assets from capital
   share transactions                                     26,517      78,843

Net Assets
Increase (decrease) during period                          5,354     115,988
Beginning of period                                      989,534     873,546

End of period                                         $  994,888  $  989,534

*Share information
   Shares sold                                            10,639      21,873
   Distributions reinvested                                1,697       3,271
   Shares redeemed                                      (10,109)    (18,562)
   Increase (decrease) in shares outstanding               2,227       6,582

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Free High Yield Fund
Unaudited                                                    August 31, 1996

Notes to Financial Statements

Note 1 - Significant Accounting Policies

T. Rowe Price Tax-Free High Yield Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on March 1, 1985.

Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities At August 31, 1996, the fund held investments in noninvestment-grade debt securities, commonly referred to as "high-yield" or "junk" bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $232,004,000 and $202,566,000, respectively, for the six months ended August 31, 1996.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $11,239,000, of which $11,104,000 expires in 2003 and $135,000 in 2004. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

At August 31, 1996, the aggregate cost of investments for federal income tax and financial reporting purposes was $947,892,000, and net unrealized gain aggregated $41,653,000, of which $44,953,000 related to appreciated investments and $3,300,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $534,000 was payable at August 31, 1996. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.30% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At August 31, 1996, and for the six months then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $338,000 for the six months ended August 31, 1996, of which $64,000 was payable at period-end.

T. Rowe Price Investment Services And Information

Knowledgeable Service Representatives

By Phone 1-800-225-5132  Available Monday through Friday from
8 a.m. to 10 p.m. and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.

Account Services

Checking  Available on most fixed income funds.

Automatic Investing  From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options  Reinvest all, some, or none of your distributions.

Automated 24-Hour Services  Including Tele*Access(registered trademark) and
T. Rowe Price OnLine.

Discount Brokerage*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

Investment Information

Combined Statement  Overview of your T. Rowe Price accounts.

Shareholder Reports  Fund managers' reviews of their strategies and results.

The T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update  Quarterly review of all T. Rowe Price fund results.

Insights  Educational reports on investment strategies and financial markets.

Investment Guides Asset Mix Worksheet, College Planning Kit, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

*A division of T. Rowe Price Investment Services, Inc.  Member NASD/SIPC.

For yield, price, last transaction, and current balance, 24 hours, 7 days a week, call:
1-800-638-2587 toll free

For assistance with your existing fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
625-6500 Baltimore area

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price
100 East Pratt Street
Baltimore, Maryland  21202
http://www.troweprice.com

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price Tax-Free High Yield Fund(registered trademark).

T. Rowe Price Investment Services, Inc., Distributor  RPRTTFH  8/31/96

THE SHAREHOLDER LETTER AND REPORT FOR THE COMBINED TAX-FREE FUNDS ARE ATTACHED HERE BY ACCESSING THE FOLLOWING:


Semiannual Report

Tax-Free Funds

August 31, 1996

T. Rowe Price

Report Highlights

o The last six months saw the bond market give back the gains of the prior six months as the economy grew stronger and expectations of further easing by the Federal Reserve evaporated.
o The collapse of tax reform proposals helped municipals outperform the taxable market.
o Most of the increase in interest rates took place during the first three months of 1996. Since then, interest rates in the intermediate and long end of the market have moved in a trading range. Very short-term rates declined over the past year.
o All five funds generated greater returns than their peer group averages during the 6- and 12-month periods ended August 31, despite the negative environment so far this year.
o The Fed may tighten monetary policy in the next few months. We expect to manage these portfolios with a cautious outlook on municipal bond prices, focusing on improving income when we can.

Fellow Shareholders

The last six months saw the fixed income markets give back the gains realized during the prior six months, as the economy strengthened and market expectations of further easing by the Federal Reserve evaporated. The municipal market declined less than the taxable market after the issue of tax reform faded. While six-month returns were extremely modest, we are pleased to report that all of the funds discussed here outperformed their peer group averages during the 6- and 12-month periods ended August 31, 1996.

MARKET ENVIRONMENT

The economy regained strength in 1996 after slowing in 1995, with only a modest pickup in inflation. Stronger growth alone was enough to reverse expectations of any further Federal Reserve easing after two interest rate cuts in the second half of 1995 and one earlier this year. While the Fed has not yet tightened in 1996, it adopted a bias toward tightening in July. Market rates moved up in anticipation of tighter monetary policy.

Most of the adjustment in interest rates occurred in the first quarter of 1996. The 30-year Treasury bond, which reached the 6% level at the end of 1995, backed up to 6.75% in the first quarter and has since traded within a range of approximately 6.75% to 7.25%.

Chart 1 - Municipal Bond and Note Yields line chart

In the municipal market, rates rose roughly 50 basis points (100 basis points equal one percent) from the lowest point reached in early 1996, but nowhere near the high levels of late 1994. Long-term high-grade general obligation bonds yielded 5.75% on August 31, 1996, versus 5.45% six months ago and 5.85% a year ago. Five-year high-grade bonds were 25 basis points higher in yield than in August 1995. Very short-term rates (less than 90 days) moved lower over the past year, while one-year rates ended the last 12 months unchanged at 3.9% but 65 basis points higher than six months ago. The net result over the past six months was a higher and flatter yield curve.

All was not doom and gloom in the municipal bond market over the past six months. The fading of tax reform concerns caused the municipal market to outperform taxable markets by a wide margin. As rates approached and then exceeded 6%, strong retail demand for municipals provided support for the market. During the summer of 1995, long-term municipal yields equaled 90% or more of comparable taxable yields; this year, yields moved down to 81% of taxable alternatives, allowing the municipal market to regain the ground it lost.

Consistent with this environment, money market and short-term bond funds provided the best overall returns for the past six months, while longer-term funds provided the best returns over the 12-month period. High-yield funds performed well over both periods as quality spreads narrowed, providing additional price appreciation while their higher coupons cushioned them in the market downturn.

For the first time since 1993 municipal issuance is rising, running 18% ahead of 1995 levels through August. This coincides with a peaking last year in the calling away of bonds issued at the higher interest rate levels of the 1980s, possibly pointing to a better balance of supply and demand going forward.

Tax-Exempt Money Fund

The short-term yield curve steepened noticeably during the reporting period. For the past six months, one-year securities averaged 40 basis points more than overnight securities, providing us with an incentive to extend maturities.

Tax-exempt money fund assets throughout the industry grew slightly since last February but are up a significant 10% over year-ago levels. New issuance declined modestly over the same period.

Performance Comparison chart

Periods Ended 8/31/96               6 Months          12 Months

Tax-Exempt Money Fund               1.52%             3.16%
Lipper Tax-Exempt Money
Market Funds Average                1.45              3.05

Regarding portfolio strategy, our weighted average maturity was 66 days on August 31, little changed from the 65-day maturity at fiscal year-end. However, this was longer than the average 57-day maturity of our peer group, and we maintained a longer average maturity throughout the entire six-month period due to the steepening yield curve and good balance between supply and demand. This longer weighted average maturity helped fund performance in the rate environment that has prevailed in recent months. Your fund outperformed its peer group average during both the 6- and 12-month periods ended August 31, as shown in the table.

Tax-Free Short-Intermediate Fund

After extending the fund's duration (a measure of interest rate sensitivity) last year to take advantage of falling rates, we began positioning the portfolio for a rising rate environment in early 1996. Consequently, both the weighted average maturity and duration of the portfolio were almost six months shorter at the end of August than at the end of February. We increased our weighting in bonds and notes maturing in under one year, which have less price sensitivity, and lowered our holdings of bonds with 5- to 10-year maturities from 21% to 11% of assets. At the same time, we tried to take advantage of trading opportunities by lengthening and shortening maturities modestly each time the market moved to temporarily undervalued or overvalued positions.

Performance Comparison

Periods Ended 8/31/96               6 Months          12 Months

Tax-Free Short-
Intermediate Fund                   0.87%             3.84%
Lipper Short-Intermediate
Debt Funds Average                  0.64              3.33

We also used higher-yielding securities to offset shorter durations and preserve the portfolio's level of income. This strategy helped performance as quality spreads narrowed and higher coupons cushioned the portfolio. The fund's overall credit quality, which remained at AA as measured by T. Rowe Price's ratings, is still quite strong.

These interest rate and credit strategies enabled your fund to outperform its benchmark for both the 6- and 12-month periods ended August 31, as can be seen in the table on page 3.

Tax-Free Insured Intermediate Bond Fund

We extended the fund's duration during the second half of 1995 as interest rates declined, then maintained a slightly defensive posture at the beginning of 1996 when rates began to rise again. Since March, we have managed the portfolio to take advantage of the interest rate trading range, lengthening or shortening duration around a neutral benchmark. The fund ended the six-month period with a weighted average maturity of 7.7 years and a duration of 5.6 years, about where duration was at the end of February.

Performance Comparison chart

Periods Ended 8/31/96               6 Months          12 Months

Tax-Free Insured
Intermediate Bond Fund              0.19%             3.96%
Lipper Intermediate
Municipal Debt Funds Average        0.13              3.89

We also took steps to increase holdings in higher-yielding sectors of the insured market. With insured municipal issuance running 40% above 1995 levels in a rising and volatile rate environment, prices of insured bonds came under pressure from time to time. We took advantage of an excellent opportunity to increase positions in more yield-sensitive sectors of the insured market, specifically hospital, solid waste disposal, and nuclear revenue bonds (see the Sector Diversification table following this letter).

Your fund's performance surpassed that of the average for its peer group for both the 6- and 12-month periods ended August 31, as shown in the table.

Tax-Free Income Fund

We began the last six months in an aggressive posture following the strong market at the close of 1995, but reduced our exposure to rising interest rates significantly from April to June. Over the most recent four months, we moved the fund's duration from more than 8.0 years to below 7.5 years.

Performance Comparison chart

Periods Ended 8/31/96               6 Months          12 Months

Tax-Free Income Fund                0.01%             5.45%
Lipper General Municipal
Debt Funds Average                  -0.29             4.68

We accomplished this by selling longer-term bonds and reinvesting the proceeds in maturities under 10 years, and by focusing on higher-coupon bonds with defensive characteristics. On August 31, the fund's weighted average maturity and duration were at the low end of their range for the past year and below their peer group averages.

In developing our strategy, we elected to sell some of the low-coupon long-term bonds that performed so well at the end of 1995, and maintained our allocation to noncallable bonds since we believe the positive performance they can provide during a rally is worth preserving for another day. We emphasized states with high income tax rates in our portfolio, as they enjoy steady demand even in rising rate environments.

The fund's duration moves paid off in terms of performance: we outpaced the peer group average for both the six-month and one-year periods ended August 31, as shown in the table. The net asset value of the fund was essentially unchanged from a year ago, with income providing all of the return.

Tax-Free High Yield Fund

The municipal high-yield market performed well over the past six and 12 months thanks to continuing strong demand and relatively light new issuance. These factors resulted in narrowing credit quality spreads for over a year - meaning that yields tightened between higher- and lower-quality bonds.

We began the last six months with a somewhat defensive market stance, enabling the fund to outperform its peer group as interest rates rose. For the rest of the period, we maintained a more neutral posture. The fund's duration remained in a range between 7.0 and 7.3 years. Cash levels averaged about 5%, and the weighted average maturity hovered around 19 years.

Lower-quality bonds became less attractive to us as yield spreads narrowed. As a result, we allowed the fund's exposure to below-investment-grade bonds to drift to 25% of net assets from 30% over the past year. We are always searching for high-yield opportunities, but in general we do not expect to materially increase our exposure to lower-quality bonds in the near future. The fund's average credit quality has been stable at BBB+ for almost a year.


Chart 2 - Quality Diversification pie chart

Performance Comparison chart

Periods Ended 8/31/96               6 Months          12 Months

Tax-Free High Yield Fund            0.81%             5.83%
Lipper High Yield Municipal
Debt Funds Average                  0.28              5.43

At present, our market outlook is cautious as recent data suggest a rate of economic growth stronger than the Federal Reserve might like. Absent an unexpectedly large issuance of lower-quality bonds, we believe the municipal high-yield market will maintain its present narrow spreads versus higher-quality bonds. We are pleased to report that the various strategy moves outlined above enabled your fund to outperform its peer group averages for both the 6- and 12-month periods ended August 31, 1996, as shown in the table.

Outlook

The last six months have seen a major change in the outlook for the economy, causing a shift in the shape and level of the municipal yield curve. The risk of an overheating economy has grown, and the Fed will likely nudge rates higher to cool things down in coming months. The current expansion is now over five years old, roughly twice the length of an average expansion prior to 1982. However, old age is not a cause for an expansion to end. There is no reason why the current expansion could not continue if interest rates are high enough to restrain inflation, yet low enough to keep unemployment at bay.

Little has changed from a year ago in terms of interest rate levels, but much has changed about market psychology. A year ago, this market was consumed with worries about the impact of tax reform proposals on municipal bonds, and it was convinced the economy was slowing down. Today, tax reform is on the back burner and the economy has picked up steam.

As mentioned, we believe the Fed is likely to raise short-term rates, a move that is at least partly discounted by the market. Municipal securities have performed well this year in relation to their taxable counterparts, resulting in lower yield relationships (as a percent of taxable yields) that will be difficult to improve upon. An expected pickup in supply again after a quiet summer may also put some pressure on the municipal market.

For these reasons, we expect to continue managing the funds with a cautious perspective on interest rates, trying to add performance value both through credit research and by taking advantage of trading ranges.

Respectfully submitted,



William T. Reynolds
Director
Fixed Income Division




Mary J. Miller
Director
Municipal Bond Department

September 20, 1996

Keeping Taxes To A Minimum

As the saying goes, it's not what you earn but what you keep that counts. The ability to provide tax-exempt income is the chief appeal of municipal bond funds, and investors in higher tax brackets often find these funds advantageous. Some funds invest in securities that offer the triple benefit of being free from federal, state, and local taxes.

Investors should remember, however, that the total return on most municipal bond funds may not be entirely tax-free. To avoid federal income taxes, municipal funds must distribute all of their capital gains to shareholders each year. These distributions are fully taxable. On infrequent occasions, municipal funds may also purchase securities whose income is taxable, if permitted by the prospectus.

Therefore, to judge accurately how well a fund minimizes taxes, investors should focus not just on income but on the gain or loss from the sale of securities, since both components make up total return. A fund's overall tax efficiency - the percentage of its return that actually winds up in shareholders' pockets - is calculated by dividing its after-tax total return by its pretax total return. For example, an optimum tax efficiency of 100% would indicate that these two returns were equal - the shareholders paid no taxes. In reality, most municipal funds fall somewhat below this level due primarily to taxable capital gain distributions.

At T. Rowe Price, our main goal in managing municipal bond portfolios is to provide competitive total return performance. At the same time, we strive to minimize capital gain distributions and other factors that would saddle our shareholders with taxes. "We don't allow tax considerations to drive our portfolio management, but we remain sensitive to taxes in our overall approach to management," says Mary J. Miller, Director of T. Rowe Price's Municipal Bond Department.

Inevitably, there are times when market conditions necessitate the sale of a security despite the tax consequences. However, we are generally able to offset capital gains with losses incurred on the sale of other securities. Under Internal Revenue Service rules, losses can be carried for up to eight years to offset gains. "Our goal is to minimize capital gains by offsetting them with losses, so there would be no taxable event to the shareholder," says Ms. Miller.

While not intentionally pursuing losses, T. Rowe Price aims to take advantage of them when they occur. For instance, when municipal bond prices have reached a cyclical low, we may sell some securities that are trading below our purchase price and reinvest the proceeds in higher-yielding securities. That strategy enhances the fund's income and also provides a tax loss that can be employed anytime in the following eight years to offset capital gains.

According to a report from Morningstar,* the Tax-Free Insured Intermediate Bond Fund had an average tax efficiency rating of 98.1% during the three years ended August 31, 1996; the figures for the other funds cover the five-year period ended August 31 and are as follows: Tax-Free Short-Intermediate 100%; Tax-Free Income 97.9%; and Tax-Free High Yield 96.7%. (Money funds are presumed to be 100% efficient.) While our foremost goal is to provide competitive total returns, we will continue to do our best to limit the amount of money you have to surrender to the IRS.

*Although data are gathered from reliable sources, completeness and accuracy cannot be guaranteed.

T. Rowe Price Tax-Free Funds

Portfolio Highlights

KEY STATISTICS

                                    2/29/96           8/31/96
Tax-Exempt Money Fund
Price Per Share                     $1.00             $1.00
Dividends Per Share
      For 6 months                  0.016             0.015
      For 12 months                 0.033             0.031
Dividend Yield
(7-Day Compound) *                  2.95%             3.06%
Weighted Average Maturity (days)    65                66
Weighted Average Quality **         First Tier        First Tier

Tax-Free Short-Intermediate Fund
Price Per Share                     $5.37             $5.30
Dividends Per Share
      For 6 months                  0.11              0.12
      For 12 months                 0.23              0.23
Dividend Yield *
      For 6 months                  4.38%             4.32%
      For 12 months                 4.47              4.40
Weighted Average Maturity
(years)                             3.6               3.2
Weighted Average Effective
Duration (years)                    3.0               2.6
Weighted Average Quality ***        AA                AA

Tax-Free Insured Intermediate Bond Fund

Price Per Share                     $10.84            $10.62
Dividends Per Share
      For 6 months                  0.24              0.24
      For 12 months                 0.48              0.48
Dividend Yield *
      For 6 months                  4.48%             4.44%
      For 12 months                 4.61              4.51
Weighted Average Maturity
(years)                             7.2               7.7
Weighted Average Effective Duration
(years)                             5.5               5.6
Weighted Average Quality ***        AA                AA

Tax-Free Income Fund

Price Per Share                     $9.66             $9.40
Dividends Per Share
      For 6 months                  0.26              0.26
      For 12 months                 0.52              0.52
Dividend Yield *
      For 6 months                  5.45%             5.44%
      For 12 months                 5.62              5.52
Weighted Average Maturity
(years)                             18.1              17.0
Weighted Average Effective Duration
(years)                             8.3               7.5
Weighted Average Quality ***        AA-               AA-

Tax-Free High Yield Fund

Price Per Share                     $12.10            $11.84
Dividends Per Share
      For 6 months                  0.36              0.35
      For 12 months                 0.72              0.71
Dividend Yield *
      For 6 months                  6.00%             5.92%
      For 12 months                 6.22              6.05
Weighted Average Maturity
(years)                             20.0              19.4
Weighted Average Effective Duration
(years)                             7.2               7.1
Weighted Average Quality ***        BBB+              BBB+

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
***   Based on T. Rowe Price research.

T. Rowe Price Tax-Free Funds

Performance Comparison

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Chart 3, 4, 5, 6, and 7 (SEC charts): Tax-Exempt Money Fund, Tax-Free Insured Intermediate Bond Fund, Tax-Free Insured Intermediate Bond Fund, Tax-Free Income Fund, Tax-Free High Yield Fund

Average Annual Compound Total Return

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                     Since  Inception
Periods Ended 8/31/96 1 Year   5 Years  10 Years Inception       Date

Tax-Exempt Money       3.16%     2.74%     3.82%         -     4/8/81
Tax-Free
Short-Intermediate      3.84      5.08      5.32         -   12/23/83
Tax-Free Insured
Intermediate Bond       3.96         -         -     6.57%   11/30/92
Tax-Free Income         5.45      7.47      6.56         -   10/26/76
Tax-Free High Yield     5.83      7.71      7.86         -     3/1/85

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

For yield, price, last transaction, and current balance, 24 hours, 7 days a week, call:
1-800-638-2587 toll free

For assistance with your existing fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
625-6500 Baltimore area

Investor Centers:

101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price
100 East Pratt Street
Baltimore, Maryland  21202
http://www.troweprice.com

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price Tax-Free Funds.

T. Rowe Price Investment Services, Inc., Distributor          RPRTTFF  8/31/96

APPENDIX

Chart 1 - Municipal Bond and Note Yields chart showing 30-year AAA GO, 5-year AAA GO, and 1-year MIG1 note from 8/31/95 through 8/31/96.

Chart 2 - Quality Diversification pie chart showing quality diversification of AAA 4%, AA 22%, A 18%, BBB 31%, and BB and Below 25% on 8/31/96

Charts 3, 4, 5, 6, and 7 - SEC graphs:
line charts showing the cumulative growth of $10,000 invested in the TEM, TSTI, TFII, TFI, and TFH Funds over the past 10 years (or "from inception" for funds lacking 10-year histories) compared with $10,000 invested in a broad-based index or average over the same period.